Exhibit-32.1 -- Certification per Sarbanes-Oxley Act (Section 906)

The undersigned, Evagelina Esparza Barrza, Chief Executive Officer and Chief Financial Officer, of eClic, Inc. (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley  Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15
     U.S.C. 78m or 78o(d); and

(2) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

Dated:  February 23, 2004

                                           /s/ Evagelina Esparza Barrza
                                           ----------------------------
                                               Evagelina Esparza Barrza
                                               Chief Executive Officer
                                               Chief Financial Officer